UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2025
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2025, Erick Lucera, Executive Vice President, Chief Financial Officer of Editas Medicine, Inc. (the “Company”) informed the Company that he will be resigning from his position effective March 28, 2025. In connection with Mr. Lucera’s resignation, on March 19, 2025 the Company appointed Amy Parison, Senior Vice President, Finance as Senior Vice President, Chief Financial Officer and Treasurer of the Company, to be effective as of the close of business on March 28, 2025.

Ms. Parison, age 39, has served as the Company’s Senior Vice President, Finance since January 2025, and previously served as Vice President of Finance and Corporate Controller since August 2022. She served as Senior Director, Corporate Controller at Rubius Therapeutics from July 2021 through August 2022 and prior to that as Director, Financial Operations from August 2018 through August 2021. Before that, she held roles of increasing responsibility at Vertex Pharmaceuticals from July 2011 through August 2018. Ms. Parison received a Masters in Accounting and a BS in Business Administration, Accounting from Babson College.

In connection with her appointment, the Company approved new compensation terms for Ms. Parison, providing for an annual base salary of $415,000 and an annual target bonus equal to 40% of her base salary. In addition, the Company granted Ms. Parison an option, effective as of April 8, 2025 (the “Grant Date”), to purchase 34,672 shares of the Company’s common stock (the “Promotion Option”) that will vest as to 1/48 of the shares subject to the Promotion Option at the end of each successive month following the Grant Date of the Promotion Option. The Promotion Option will have an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on the Grant Date. Ms. Parison will also be entitled to severance benefits in accordance with the Company’s Amended Severance Benefits Plan, which has been filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 5, 2025.

There is no arrangement or understanding between Ms. Parison and any other person pursuant to which Ms. Parison was selected as Senior Vice President, Chief Financial Officer. In addition, Ms. Parison is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: March 20, 2025	By:	/s/ Gilmore O’Neill
Gilmore O’Neill
President and Chief Executive Officer